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                         NATIONS SEPARATE ACCOUNT TRUST
                        NATIONS HIGH YIELD BOND PORTFOLIO
                                (THE "PORTFOLIO")

                        SUPPLEMENT DATED FEBRUARY 3, 2005
                       TO THE PROSPECTUS DATED MAY 1, 2005

     Effectively immediately, the prospectuses for the Portfolio are hereby supplemented by changing all references to the Portfolio's investment sub-adviser to reflect the following:

     o J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for Columbia High Income Portfolio.

     Accordingly, the prospectuses for the Portfolio are hereby also supplemented by removing all references to Donald E. Morgan throughout the prospectuses.